UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2022

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 E. Germann Road
Chandler, Arizona	85286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange
Warrants to purchase Class A common stock, at an exercise price of $11.50 per share	OPADWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On December 16, 2022, Offerpad (SVPBORROWER1), LLC, as borrower (“SPV1”), a wholly owned subsidiary of Offerpad Solutions Inc. (the “Company”), and LL Private Lending Fund, L.P., as a lender under the Revolving Senior Loan, LL Private Lending Fund II, L.P., as a lender under the Revolving Mezz Loan, and LL Funds, LLC, as collateral agent, (collectively, the “LL Funds”), entered into the Seventh Amended and Restated Loan and Security Agreement, dated as of December 15, 2022 (the “Seventh Amended and Restated Agreement”), which amends and restates that certain Sixth Amended and Restated Loan and Security Agreement, dated as of December 16, 2021, by and among SPV1 and the LL Funds. The LL Funds are affiliates of LL Capital Partners I, L.P., which holds more than 5% of the Company’s Class A common stock, and Roberto Sella, who is a member of the board of directors of the Company, is the managing member or general partner, as applicable, of each of the LL Funds and LL Capital Partners I, L.P. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Seventh Amended and Restated Agreement.

The Seventh Amended and Restated Agreement, among other things, extends the maturity of the Revolving Senior Loan and Revolving Mezz Loan (collectively, the “Loans”) to March 31, 2024, amends the interest rates applicable to the Loans, decreases the amount available under the Revolving Senior Loan from $85 million to $75 million (of which $50 million is committed) and increases the amount available under Revolving Mezz Loan from $14 million to $52.5 million (of which $35 million is committed).

The foregoing does not purport to be a complete description of the terms of the Seventh Amended and Restated Agreement and such description is qualified in its entirety by reference to the Seventh Amended and Restated Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit	Description

10.1*	Seventh Amended and Restated Loan and Security Agreement, dated as of December 16, 2022, by and among Offerpad (SVPBORROWER1), LLC, LL Private Lending Fund, L.P., LL Private Lending Fund II, L.P., and LL Funds, LLC

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: December 19, 2022	By:	/s/ Michael Burnett
Michael Burnett Chief Financial Officer